                                                                    EXHIBIT 24.1

                         REGIONS FINANCIAL CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, for 1998 Form 10-K.



         SIGNATURE                             TITLE                         DATE
---------------------------         -----------------------------       --------------
/s/ Carl E. Jones, Jr.              President and Chief Executive       March 17, 1999
----------------------------          Officer and Director
Carl E. Jones, Jr.                  (principal executive officer)


/s/ Richard D. Horsley              Vice Chairman of the Board and      March 17, 1999
----------------------------          Executive Financial Officer
Richard D. Horsley                           and Director
                                     (principal financial officer)



/s/ Sheila S. Blair                          Director                   March 17, 1999
----------------------------
Sheila S. Blair



/s/ James B. Boone, Jr.                      Director                   March 17, 1999
----------------------------
James B. Boone, Jr.



/s/ Albert P. Brewer                         Director                   March 17, 1999
----------------------------
Albert P. Brewer



/s/ James S.M. French                        Director                   March 17, 1999
----------------------------
James S.M. French



/s/ Barnett Grace                            Director                   March 17, 1999
----------------------------
Barnett Grace

/s/ Frank D. Hickingbotham         Director                  March 17, 1999
------------------------------
Frank D. Hickingbotham

/s/ Olin B. King                   Director                  March 17, 1999
------------------------------
Olin B. King

/s/ J. Stanley Mackin              Chairman of the Board     March 17, 1999
------------------------------       and Director
J. Stanley Mackin

/s/ Michael W. Murphy              Director                  March 17, 1999
------------------------------
Michael W. Murphy

/s/ Henry E. Simpson               Director                  March 17, 1999
------------------------------
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.         Director                  March 17, 1999
------------------------------
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart             Director                  March 17, 1999
------------------------------
W. Woodrow Stewart

/s/ John H. Watson                 Director                  March 17, 1999
------------------------------
John H. Watson

/s/ Robert J. Williams             Director                  March 17, 1999
------------------------------
Robert J. Williams

/s/ C. Kemmons Wilson, Jr.         Director                  March 17, 1999
------------------------------
C. Kemmons Wilson, Jr.